SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 20, 1996


                   AERIAL COMMUNICATIONS, INC.
                   ----------------------------
      (Exact name of registrant as specified in its charter)


     DELAWARE                        0-28262                 39-1706857
     --------                        -------                 ----------
(State of incorporation            (Commission              (I.R.S. Employer
or organization)                   File Number)            Identification No.)



    8410 WEST BRYN MAWR AVENUE, SUITE 1100, CHICAGO, IL  60631
    ----------------------------------------------------------
     (Address of principal executives offices)    (Zip Code)


 Registrant's telephone number, including area code:  (312) 399-4200


                 AMERICAN PORTABLE TELECOM, INC.
                 -------------------------------
  (Former name or former address, if changed since last report)

Item 5.   Other Events
          ------------
          On November 20, 1996, the Registrant filed a
Certificate of Ownership and Merger with the Secretary of State of the State of Delaware to effect a change in its name from "American Portable Telecom, Inc." to "Aerial Communications,
Inc."  The NASDAQ ticker symbol has also been changed from "APTI" to "AERL".


Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c)  Exhibits
     --------
       3.1 Restated Certificate of Incorporation, as amended, of the Registrant

                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 27, 1996            AERIAL COMMUNICATIONS, INC.

                                   (Registrant)


                              By:  /s/ J. Clarke Smith
                                   ------------------------------
                                   J. Clarke Smith
                                   Vice President-Finance and
                                   Administration, Chief
                                   Financial Officer and
                                   Treasurer

                          EXHIBIT INDEX


Exhibit No.                   Description
-----------                   -----------
    3.1 Restated Certificate of Incorporation, as amended, of the Registrant